Earnings Per Share	12 Months Ended
Dec. 31, 2017
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Earnings Per Share
29	EARNINGS PER SHARE

There is no difference between the basic and diluted earnings per share. The basic and diluted earnings per share for the year ended 31 December 2017 are calculated based on the net profit for the year attributable to ordinary equity holders of the Company and the weighted average of 28,264,705,000 ordinary shares (2016: 28,264,705,000 ordinary shares).